            EXHIBIT 10(i)

                   MERCHANTS MUTUAL CAPITAL ACCUMULATION PLAN

                                 TRUST AGREEMENT

                       (As Restated as of January 1, 1996)

                   MERCHANTS MUTUAL CAPITAL ACCUMULATION PLAN

                                 TRUST AGREEMENT



                                TABLE OF CONTENTS
                                -----------------




Article                                                                     Page
   I    Establishment and Acceptance of Trust...............................   3

  II    Investment and Administration of Trust Fund.........................   4

 III    Investment Funds....................................................   9

  IV    Payments from Trust Fund............................................  11

   V    Liabilities and Immunities of Trustee...............................  13

  VI    Accounting of the Trustee...........................................  15

 VII    Removal and Resignation of the Trustee..............................  16

VIII    Amendment and Termination...........................................  17

  IX    Miscellaneous.......................................................  18


                   MERCHANTS MUTUAL CAPITAL ACCUMULATION PLAN

                                 TRUST AGREEMENT


                  THIS AGREEMENT, made and entered into effective as of January 1, 1996, by and between Merchants Mutual Insurance Company (the "Company"), a corporation organized under the New York Insurance Law, having its principal office at 250 Main Street, Buffalo, New York 14202, and The Chase Manhattan Bank, N.A. (the "Trustee"), a corporation organized and existing under the laws of the State of New York having its principal place of business at 770 Broadway, New York, New York 10003-9598.
                  WHEREAS, the Company maintains the Merchants Mutual Capital Accumulation Plan (the "Plan"), a qualified profit sharing plan under section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), in which certain of the employees of the Company participate; and
                           WHEREAS, the Company established a trust (the
"Trust Fund" or the "Fund") with United States Trust Company of
New York ("U.S. Trust") under a trust agreement (the "Trust
Agreement") effective as of September 30, 1992 to hold all of the assets of the Plan; and
                  WHEREAS, U.S. Trust was merged into the Trustee on September 5, 1995; and
                  WHEREAS, the Company and the Trustee wish to restate the Trust Agreement as set forth herein; and
                  NOW, THEREFORE, the Company and the Trustee amend and restate the Trust Agreement as follows, effective as of January 1, 1996:

                                   ARTICLE I.


                    Continuance and Acceptance of Trust Fund
                    ----------------------------------------



                  1.01 The Company shall continue to maintain a Trust Fund for the funding of the Plan in accordance with the terms of this Agreement. This Agreement shall be a part of the Plan, and the Trust Fund shall be administered for the exclusive purpose of providing benefits to participants in the Plan and their beneficiaries.

                  1.02 The Trustee accepts the Trust maintained under this Agreement and agrees to be bound by the terms of this Agreement. The Trustee shall accept such cash and other property contributed or transferred to it under this Agreement.

                                   ARTICLE II.


                 Investment and Administration of the Trust Fund
                 -----------------------------------------------



                  2.01 Subject to the succeeding provisions of this Article II and to Article III, the Trustee shall invest and reinvest the Trust Fund, without distinction between principal and income, as it in its sole discretion shall determine proper. The Trustee shall have and exercise the following powers and authority in the investment and administration of the Fund:

                             (a)     to invest and reinvest the Fund in
securities and other property of any kind, subject to the Employee Retirement Income Security Act ("ERISA") but without regard to any other law prescribing or limiting the investment powers of fiduciaries;

                             (b)     to purchase, receive, or subscribe for any
securities or other property and to retain such securities or other property;

                             (c)     to sell, exchange for securities or other
property, redeem, transfer, dispose of, and grant options with respect to any assets of the Fund by private agreement or public auction, for cash, securities, other property, or credit; to write call options against any securities or other property or other forms of options directly related to any such call options outstanding, or to enter into stand-by agreements for future investment, either with or without a stand-by fee;

                             (d)     to exercise voting rights, either in
person, by limited or general power of attorney, or by proxy, with respect to all stocks, securities, or other property, to participate in or consent to any voting trust, and generally to exercise with respect to the Fund's assets all rights, powers, and privileges as may be lawfully exercised by any person owning similar property in his or her own right;

                             (e)     to exercise any options, conversion rights,
or rights to subscribe for additional stocks, bonds, or other securities held in the Fund and to cause to be made any necessary payments in connection with such exercise; to join in, dissent from, and oppose the reorganization, consolidation, recapitalization, liquidation, merger, or sale, mortgage, pledge, or lease of property, with respect to any corporation or property in which the Fund may be interested; to cause to be deposited any property with any protective, reorganization, or similar committee, and to cause to be paid or agree to pay part of the expenses and compensation levied with respect to property so deposited;

                             (f)     to compromise, compound, submit to
arbitration or settle any debt obligation owing to or from the Fund; to reduce or increase the rate of interest on extension, or otherwise modify, foreclose upon default, or otherwise enforce any such obligation; to sue or defend suits or legal proceedings to protect or enforce any interest in trusts and to represent the Trust Fund in all suits or legal proceedings in any court or before any other administrative agency, body, or tribunal;

                             (g)     to retain, manage, administer, develop,
operate, repair, alter, demolish, improve, lease, mortgage, and otherwise deal with any real or tangible personal property; to renew or extend or participate in the renewal or extension of any mortgage, upon such terms as may be deemed advisable, and to agree to a reduction in the rate of interest on any mortgage or to any other modification or change in the terms of any mortgage, upon such terms as may be deemed advisable; to waive any default whether in the performance of any covenant or condition of any mortgage, or to enforce such default in such manner and to the extent as may be deemed advisable; to exercise and enforce any and all rights of foreclosure, to bid in property on foreclosures, to take a deed in lieu of foreclosure with or without paying a consideration therefor and in connection therewith to release the obligation on the bond secured by such mortgage, and to exercise and enforce in any action, suit or proceeding at or in equity any rights or remedies in respect to any such mortgage;

                             (h)     to organize corporations or partnerships or
establish ancillary or subsidiary trusts under the laws of any jurisdiction to acquire and hold title to any property held in the Fund;

                             (i)     with regard to the cash requirements of the
Plan as indicated by the Company, to hold part or all of the Fund uninvested in cash balances and not be required to pay interest on it;

                             (j)     to make, sign, acknowledge, and deliver
deeds, leases, assignments, and other instruments;

                             (k)     to hold any property at any place, except
that it shall not maintain the indicia of ownership of any assets of the Fund outside the jurisdiction of the district courts of the United States except as permitted by regulations issued under section 404(b) of ERISA;

                             (l)     to retain and compensate from the Fund
professional management personnel to administer any real or tangible personal property;

                             (m)     to acquire, hold or dispose of property in
unregistered form, or in its name without designation of fiduciary capacity, or in the name of its nominee or any custodian, and, to the extent permitted by ERISA, to combine certificates representing investments with certificates representing investments on the same issue held by the Trustee in other fiduciary capacities, and to deposit property in a depository or clearing corporation or with the federal reserve bank in its district;

                             (n)     to employ legal counsel, including counsel
to the Company or the Trustee in its individual capacity, brokers, and other advisors, agents, or employees to perform services for the Fund or to advise it with respect to its duties and obligations under this Agreement and in connection with the Trust, and to pay to them from the Fund such reasonable compensation as it determines appropriate;

                             (o)     at the direction of the Company to accept
as part of the Trust Fund such property as is acceptable to the Trustee that represents a participant's retirement benefits transferred from another plan qualified under section 401(a) of the Code or transferred from the participant or an individual retirement account as a permissible rollover under section 402(a)(5) or 408(d)(3) of the Code;

                             (p)     to make distributions in cash or at the
direction of the Company in specific property, real or personal, or an undivided interest in such property or partly in cash and partly in such property;

                             (q)     to invest all or a portion of the fund in
mutual funds including mutual funds maintained by Twentieth Century Investors, Inc. or any affiliate thereof, or through any common, collective, commingled, or group trust fund, including (i) the BT Pyramid Trust, which was established by Bankers Trust Company on May 28, 1956, under a declaration of trust dated May 28, 1956, that has been amended April 1, 1967, January 21, 1983, and June 28, 1990, and was previously called the General Employees Benefit Trust; and (ii) the Benham Preservation Fund and the Benham Stable Asset Fund, both of which were established by SEI Trust Company under declarations of trust dated June 10, 1996; and

                             (r)     generally, to do all acts, whether or not
expressly authorized, that the Trustee may find necessary or desirable for the protection of the Fund.

                  2.02 Wherever used in this Agreement, the term "securities" shall include bonds, mortgages, notes, obligations, warrants and stocks of any class, options, futures contracts, mutual fund shares, interests in general or limited partnerships or trusts, repurchase agreements, and such other evidence of indebtedness and certificates of interest as are usually referred to by the term "securities"; and the term "property" shall include real, personal, and mixed property, tangible or intangible, of any kind and wherever located, including, without limitation, (i) securities, (ii) interests in insurance contracts, specifically including group annuity contracts, guaranteed investment contracts, and interests in any separate account maintained under any group annuity contract;
(iii) interests in pooled investment funds maintained by an insurance company; and (iv) interests in any common, collective, commingled, or group trust fund maintained by a bank or trust company (which may be an investment manager or a custodian for the Fund) supervised by a federal or state agency, that is a qualified trust exempt from federal income tax under section 501(a) of the Internal Revenue Code that permits separate pension or profit sharing trusts qualified under section 401(a) of the Internal Revenue Code to pool some or all of their funds for investment purposes. To the extent that property of the Trust Fund is invested in any common, collective, commingled, or group trust fund maintained by a bank or trust company as described above, the declaration of trust pertaining to such fund and the trust created by such declaration shall be a part of this Agreement.

                  2.03 In carrying out the powers and duties specified in
Section 2.01 regarding the investment and reinvestment of assets of the Trust Fund, the Trustee shall consider any general investment guidelines that may be communicated to the Trustee from time to time by the Company, provided that the Trustee shall not be required or obligated to follow any such general guidelines. Subject to the provisions of Article III, all investment decisions with respect to the assets of the Trust Fund contemplated by this Agreement shall be the sole responsibility of the Trustee.

                  2.04 The Company may appoint an investment manager, as defined in section 3(38) of ERISA, with respect to all or a specified portion of the Trust Fund. Any investment manager so appointed shall be (i) an investment adviser registered as such under the Investment Advisers Act of 1940 (the "Act"), (ii) a bank (as defined in the Act) or (iii) an insurance company qualified to perform investment management services under the laws of more than one state of the United States. The Company shall notify the Trustee of any such appointment by delivering to the Trustee an executed copy of the instrument under which the investment manager is appointed and of the investment manager's acceptance of such appointment, an acknowledgement by the investment manager that it is a fiduciary of the Plan, and evidence of the investment manager's current registration under the Investment Advisers Act of 1940 or other appropriate qualification. The Company shall specify to the Trustee the portion of the Trust Fund that shall be subject to such investment management. The Trustee shall invest and reinvest the portion of the Trust Fund subject to such investment management only to the extent and in the manner directed by the investment manager in writing. During the term of such appointment, the Trustee shall have no liability for the acts or omissions of such investment manager, and, except as provided in the preceding sentence, shall be under no obligation to invest or otherwise manage the portion of the Trust Fund subject to such investment management. The Trustee may maintain separate accounts within the Trust Fund for the assets of the Trust Fund subject to such investment management. The Company may terminate the appointment of an investment manager at any time and shall notify the Trustee in writing of such termination. The Trustee shall be protected in assuming that the appointment of an investment manager remains in effect until it is otherwise notified.

                             If an investment manager appointed under this
Agreement is a bank or a trust company or an affiliate of a bank or a trust company, the Trustee shall, upon the direction of the Company, transfer funds to such bank, trust company, or affiliate for investment through the medium of any fund described in Section 2.02(iv) that has been created and is administered by such bank, trust company, or affiliate, as trustee. In order to implement the provisions of this paragraph, the Trustee is authorized to enter into any required ancillary trust, agency, or other type of agreement with an investment manager, or its affiliate.

                  2.05 The Company shall certify to the Trustee the names of the persons who from time to time shall be authorized to act on its behalf. All directions to the Trustee by the Company shall be in writing.

                  2.06 The Company may from time to time delegate any of its specific duties under the Plan or this Trust Agreement to the Committee which may be established under the Plan or to other persons pursuant to the provisions of this Plan. The Trustee shall be furnished with a certified copy of any resolution adopted by the Board of Directors effecting such delegation. In the event of any such delegation, the provisions of this Agreement pertaining to such delegated duty shall be deemed to refer to the delegate of the Company rather than the Company itself while such delegation remains in effect.

                                  ARTICLE III.


                                Investment Funds
                                ----------------



                  3.01 The Trustee shall establish and maintain within the Trust Fund the separate investment funds described in Section 3.02 (the "Investment Funds"). The Trustee shall invest and reinvest the Trust Fund in one or more of the Investment Funds, and make transfers between such Investment Funds, in accordance with the directions of the Company.

                With respect to each Investment Fund, the Trustee shall maintain accounts for such Investment Fund in a manner that accurately reflects the market value of such fund at such times as are necessary for the administration of the Plan. All net income from, and appreciation and addition allocable to, each such fund shall be credited by the Trustee to the account of such fund, and any payments made from such fund by the Trustee as authorized in this Agreement and attributable to such fund and any depreciation or net losses allocable to such fund shall be charged by the Trustee to the account of such fund.

                  3.02 The Trustee shall establish the following Investment Funds upon the establishment of this Trust:

                             (a)    FIXED INCOME FUND.  This fund shall be
invested exclusively in the following investments:

                                     (1)      prior to August 1, 1996, interests
                                              in the Capital Preservation Trust,
                                              a fund established by Bankers
                                              Trust Company within the BT
                                              Pyramid Trust (previously called
                                              the General Employee Benefit
                                              Trust) under a declaration of
                                              trust dated May 28, 1956 and
                                              amended April 1, 1967, January 21,
                                              1983, and June 28, 1990;

                                     (2)      on and after August 1, 1996, (i)
                                              interests in the Benham
                                              Preservation Fund, a collective
                                              trust fund established by SEI
                                              Trust Company under a Declaration
                                              of Trust dated June 10, 1996 which
                                              is invested principally in
                                              guaranteed investment contracts,
                                              bank investment contracts, similar
                                              fixed-income investments, and
                                              units of other collective trust
                                              funds which are invested
                                              principally in such
                                              investments; and (ii) interests in
                                              any other collective trust fund or
                                              pooled investment fund designated
                                              by the Company from time to time
                                              by written notice to the Trustee,
                                              specifically including, but not
                                              limited to, the Benham Stable
                                              Asset Fund, a collective trust
                                              fund also established by SEI Trust
                                              Company under a Declaration of
                                              Trust dated June 10, 1996,
                                              provided that any such collective
                                              trust fund or pooled investment
                                              fund is invested principally in
                                              guaranteed investment contracts,
                                              bank investment contracts, and
                                              similar fixed-income investments.

                                              The Fixed Income Fund shall also
                                              be known on and after August 1,
                                              1996 as the "Benham Preservation
                                              Fund".

                             (b)    TWENTIETH CENTURY BALANCED INVESTORS FUND.
This fund shall be invested exclusively in shares of Twentieth Century Balanced Investors Fund, a mutual fund maintained by Twentieth Century Investors, Inc., which is invested principally in common stocks and fixed income securities with the objective of capital growth and current income.

                             (c)    TWENTIETH CENTURY SELECT INVESTORS FUND.
This fund shall be invested exclusively in shares of Twentieth Century Select Investors Fund, a mutual fund maintained by Twentieth Century Investors, Inc., which is invested principally in equity securities with the objective of long-term capital growth.

                             (d)    TWENTIETH CENTURY ULTRA INVESTORS FUND.
This fund shall be invested exclusively in shares of Twentieth Century Ultra Investors Fund, a mutual fund maintained by Twentieth Century Investors, Inc., which is invested principally in equity securities with the objective of aggressive long-term capital growth.

                             (e)    TWENTIETH CENTURY INTERNATIONAL EQUITY FUND.
This fund shall be invested exclusively in shares of Twentieth Century International Equity Fund, a mutual fund maintained by Twentieth Century World Investors, Inc., which is invested principally in foreign equity securities with the objective of long term capital growth.

                             (f)     TWENTIETH CENTURY VALUE FUND.  This fund
shall be invested exclusively in shares of the Twentieth Century Value Fund, a mutual fund maintained by Twentieth Century Capital Portfolios, Inc., which is invested principally in equity securities with the primary objective of long-term capital growth and a secondary objective of income.

                             Notwithstanding the foregoing, each such
Investment Fund may hold cash or be invested in short-term fixed income securities or obligations or interests in any collective trust fund maintained by the Trustee invested principally in such securities and obligations, provided that the portion of each such Investment Fund held in cash or invested in such other investments shall not exceed such limit or limits as the Company may establish from time to time for such Investment Fund.

                             As directed by the Company, the Trustee shall
establish and maintain such additional Investment Funds as the Company determines necessary or appropriate for the investment of the assets of the Plan or discontinue such Investment Fund as the Company determines necessary or appropriate. The power conferred upon the Company by the preceding sentence shall be exercised by a written notice to the Trustee specifying the nature of the additional Investment Fund to be established and maintained or the identity of the Investment Fund to be discontinued and all other terms and conditions pertaining to the fund. Any such notice by the Company shall have the same force and effect as if incorporated as part of this Section 3.02.

                The name of any Investment Fund may be changed by the Company at any time by written notice to the Trustee.

                                   ARTICLE IV.


                            Payments from Trust Fund
                            ------------------------



                  4.01 As directed by the Company, the Trustee shall pay benefits and administrative expenses under the Plan. The Trustee need not inquire into whether any payment the Company instructs it to make is consistent with the terms of the Plan or applicable law or otherwise proper. Any payment made by the Trustee in accordance with such instructions shall be a complete discharge and acquittance to the Trustee. The Trustee shall not pay benefits from the Fund without such instructions, even though it may be informed from other sources, including, without limitation, a participant or beneficiary, that benefits are payable under the Plan. The Trustee shall have no responsibility to determine when, to whom, or in what amount benefits and expenses are payable under the Plan.

                  4.02 The Trustee may pay any benefit or expense under the Plan by mailing a check for the amount of the payment to the person designated by the Company as entitled to receive such payment to such address as may have last been furnished to the Trustee by the Company. If no such address has been so furnished, benefits or expenses may be mailed by the Trustee to such person in care of the Company.

                  4.03 All taxes that may be levied or assessed upon or in respect of the Fund shall be paid from the Fund. The Trustee shall notify the Company of any proposed or final assessments of taxes and may assume that any such taxes are lawfully levied or assessed unless the Company advises the Trustee in writing to the contrary within fifteen days after receiving such notice from the Trustee. The Trustee, if requested by the Company in writing, shall contest the validity of such taxes in any manner deemed appropriate by the Company; the Company may itself contest the validity of any such taxes, in which case it shall so notify the Trustee and the Trustee shall have no responsibility or liability respecting such contest. If either party to this Agreement contests any such proposed levy or assessment, the other party shall provide such information and cooperation as the party conducting the contest shall reasonably request.

                  4.04 At no time before the satisfaction of all liabilities with respect to participants in the Plan and their beneficiaries shall any part of the Trust Fund be used for, or diverted to, purposes other than for the exclusive benefit of such participants and their beneficiaries. The assets of the Trust Fund shall never inure to the benefit of the Company and shall be held for the exclusive purpose of providing benefits to participants in the Plan and their beneficiaries and defraying the reasonable expenses of administering the Plan, except as otherwise permitted by the Plan in the case of a contribution made by mistake of fact or conditioned on the qualification of the Plan under section 401(a) of the Internal Revenue Code or the deductibility of the contribution under section 404 of the Code.

                  4.05 The Trustee shall be entitled to receive such reasonable compensation for its services as may be agreed upon from time to time by the Company and the Trustee. Unless paid by the Company, such compensation and such other reasonable expenses as are incurred in the administration of the Trust Fund shall be paid from the Trust Fund.

                  4.06 At the direction of the Company, the Trustee shall transfer all of the property representing a participant's vested interest in the Plan to the trustee or custodian of any other plan qualified under section 401(a) of the Code or to an individual retirement account or annuity described in section 408 of the Code.

                                   ARTICLE V.


                    Liabilities and Immunities of the Trustee
                    -----------------------------------------



                  5.01 The Trustee shall discharge its duties under this Agreement with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; subject to the provisions of Article III, to the extent required by ERISA diversify the investments of the Trust so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and discharge its duties in accordance with the provisions of the Plan and this Agreement insofar as such provisions are consistent with ERISA.

                             The Trustee shall not engage in any transaction
that it knows or should know violates section 406 of ERISA. Notwithstanding the foregoing, the Trustee may, in accordance with any appropriate exemption provided under ERISA or upon the approval of the Secretary of the Department of Labor, enter into any transaction otherwise prohibited under section 406 of ERISA.

                  5.02 The Trustee shall not be responsible for computing or collecting contributions due under the Plan.

                  5.03 The Trustee in its corporate capacity shall not be liable for claims of any persons in any matter regarding the Plan unless such claim results from a breach of the Trustee's fiduciary liability. The Trustee shall not be liable to make distributions or payments of any kind unless sufficient funds are available in the Fund. The Trustee shall be responsible only for such money and other property as are received by it as Trustee under this Agreement.

                  5.04 Except for its own negligence, willful misconduct, or other breach of fiduciary duty, the Trustee shall not be liable to anyone at any time interested in the Plan, the Trust, or the Fund, for any act or omission in the administration of this Agreement.

                  5.05 The Trustee shall not be liable for any act or omission in compliance with any written direction executed by or on behalf of the Company. The Trustee may rely upon any written instrument it reasonably believes to be genuine and to have been presented and signed by the proper party or parties.

                  5.06 The Company shall indemnify and hold the Trustee harmless against any liability arising from or in connection with the acceptance or administration of the Trust, the investment and administration of the Fund, any action or omission in compliance with any written direction executed by or on behalf of the Company, and any action or omission in compliance with instructions or lack of instructions from an investment manager, and against the reasonable expense of defending itself against such liability, unless such liability results from the Trustee's own negligence, willful misconduct, or other breach of fiduciary duty.

                  5.07 Whenever the Trustee shall determine it desirable for a matter to be proved or established before taking, permitting, or omitting any act, the matter (unless other evidence is specifically prescribed in this Agreement) may be considered to be conclusively established by a certification signed by an officer of the Company and delivered to the Trustee, and the Trustee shall be fully protected in relying on such an instrument.

                  5.08 If a dispute arises as to the payment of any funds or delivery of any assets by the Trustee, the Trustee may withhold such payment or delivery until the dispute is determined by a court of competent jurisdiction or finally settled in writing by the parties concerned.

                                   ARTICLE VI.


                            Accounting of the Trustee
                            -------------------------



                  6.01 The Trustee shall keep records of all transactions relating to the Trust Fund. These records shall be open to inspection at reasonable times by the Company or any person or persons designated by the Company in a written instrument filed with the Trustee.

                  6.02 Within ninety days after the close of each fiscal year of the Plan or the termination of the Plan or this Agreement, or at such other intervals as may be mutually agreeable to the Trustee and the Company, the Trustee shall file with the Company an account setting forth all transactions (including all receipts and disbursements) during a stated period. If the Company has not communicated an objection or exception to an account in writing to the Trustee within sixty days after its filing, the Trustee shall, to the extent permitted by law, be discharged from any liability or accountability to the Company with respect to the transactions reflected in the account. If an objection or exception is timely raised by the Company and is not settled between the Company and the Trustee, the Trustee may commence a proceeding for a judicial settlement of the account in any court of competent jurisdiction. No party other than the Company shall be entitled to an accounting by the Trustee, except as may be required by law.

                  6.03 Nothing in this Agreement shall prevent the Trustee from having its accounts settled by a court of competent jurisdiction at any time. The only parties that need be joined in any such proceeding are the Company, the Trustee, and such other parties whose participation is required by law.

                                  ARTICLE VII.


                     Removal and Resignation of the Trustee
                     --------------------------------------



                  7.01 The Trustee shall serve until resignation or removal. The Trustee may resign as Trustee under this Agreement at any time by a written instrument delivered to the Company giving notice of such resignation, which shall be effective thirty days after receipt or at such other time as is agreeable to the Company and the Trustee. The Trustee may be removed at any time by the Company by a written resolution, certified by the Secretary or Assistant Secretary of the Company and delivered to the Trustee, which shall be effective thirty days after receipt or at such other time as is agreeable to the Company and the Trustee.

                  7.02 If the Trustee resigns or is removed, the Board of Directors of the Company shall appoint a successor trustee. Any successor trustee shall have all the powers and duties of the original Trustee.

                  7.03 Upon the resignation or removal of the Trustee and the appointment of a successor trustee, the Trustee shall account for the administration of the Trust Fund up to the date of its resignation or removal in the manner provided in Article VI and shall transfer to the successor trustee all of the assets then constituting the Trust Fund. The term "Trustee" as used in this Agreement shall include any successor trustee.

                                  ARTICLE VIII.


                            Amendment and Termination
                            -------------------------



                  8.01 This Agreement may be amended at any time and from time to time by a written instrument signed by the Company and the Trustee. The instrument of amendment shall be approved by the Board of Directors of the Company. No amendment shall permit any part of the Fund to be used for or diverted to purposes other than the exclusive benefit of participants and their beneficiaries or the payment of reasonable expenses of administering the Plan and Trust, subject to Section 4.04. The instrument of amendment shall specify its effective date; amendments may be made effective retroactively.

                  8.02 If the Company certifies to the Trustee that the Plan is or has been terminated, the Trustee shall hold or dispose of the Fund in accordance with the Company's written instructions, subject to the Trustee's right to receive a written or judicial settlement of its account. The Trustee may reserve such sum of money as it determines necessary for payment of its expenses in connection with its administration of the Trust or the settlement of its account or for payment of taxes that may be assessed on or in respect of the Fund or the income of the Fund.

                                   ARTICLE IX.


                                  Miscellaneous



                  9.01 No right or claim in or to the Fund or any Fund assets shall be assignable or subject to garnishment, attachment, execution, or levy of any kind; any attempt to transfer, assign, or pledge the same shall be void and shall not be recognized by the Trustee except to such extent as may be legally required or is pursuant to a qualified domestic relations order in accordance with section 414(p) of the Code.

                  9.02 This Agreement shall be administered, construed, and enforced in accordance with ERISA and the laws of the State of New York to the extent applicable.

                  9.03 Headings of Articles are inserted for convenience of reference. They are not part of this Agreement and shall not be considered in construing it.

                  9.04 This Agreement may be executed in any number of counterparts, each of which shall be considered an original even though no others are produced.

                  IN WITNESS WHEREOF, the Company and the Trustee have each caused this Agreement to be executed as of the day and year first above written.

                                              MERCHANTS MUTUAL INSURANCE COMPANY

Attest:

_______________________                       By _______________________________



                                              THE CHASE MANHATTAN BANK, N.A.

Attest:

_________________________                     By _______________________________

STATE OF NEW YORK )
COUNTY OF ERIE    )  SS.:


                  On this _____ day of _________________________, 1996, before me personally came ____________________________________________________________,
to me known, who, being by me duly sworn, did depose and say that he/she resides at _______________________________________________; that he/she is
________________________________________  of MERCHANTS MUTUAL INSURANCE COMPANY,
the corporation described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he/she signed his/her name hereto by like order.



                                              ----------------------------------
                                              Notary Public

STATE OF __________________)
COUNTY OF ERIE ____________)  SS.:


                  On this _____ day of _________________________, 1996, before me personally came ____________________________________________________________,
to me known, who, being by me duly sworn, did depose and say that he/she resides at _______________________________________________; that he/she is
___________________________________________ of THE CHASE MANHATTAN BANK, N.A.,
the corporation described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he/she signed his/her name hereto by like order.



                                              ----------------------------------
                                              Notary Public